Intangible Assets, Net	12 Months Ended
Mar. 31, 2026
Intangible Assets, Net [Abstract]
INTANGIBLE ASSETS, NET

NOTE 11 – INTANGILBE ASSETS, NET

As of March 31, 2026 and 2025, intangible assets, net consist of the following:

	As of March 31,
	2026	2025

Software	$142,904	$135,840
Patent	—	120,440,421
License	$10,394,317	$9,880,524
Total intangible assets	10,537,221	130,456,785
Less: accumulated amortization	(4,682,071)	(2,136,210)
Less: impairment	(5,796,831)	(120,440,421)
Intangible assets, net	$58,319	$7,880,154

For the years ended March 31, 2026 and 2025, the amortization amount was US$2,364,873 and US$2,148,169, respectively.

The Company reviews its intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. The impairment test compares the carrying amount to the undiscounted future cash flows expected to result from the use of the asset. If the carrying amount exceeds the undiscounted cash flows, an impairment loss is recognized for the difference between the carrying amount and the fair value of the asset. In the year ended March 31, 2026, the Company made an allowance of US$5,630,400 on its licenses and, in the year ended March 31, 2025, the Company made fully impairment on its patent due to changes of market conditions and the Company’s strategy.

Estimated future amortization expense related to intangible assets at March 31, 2026 is as follows:

For the years ended March 31,
2027	$34,639
2028	23,680
Total	$58,319